Exhibit 99.2
FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Date of Issuance October 31, 2005
All dollar amounts shown in this report are in U.S. dollars unless otherwise noted.
This Supplemental Information is neither an offer to sell nor a solicitation to buy any securities of FelCor. Any offers to sell or solicitations to buy any securities of FelCor shall be made only by means of a prospectus.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
This supplement contains registered trademarks owned or licensed by companies other than us, which may include, but are not limited to, Courtyard by Marriott®, Crowne Plaza®, Disneyland®, Doubletree®, Doubletree Guest Suites®, Embassy Suites Hotel®, Fairfield Inn®, Hampton Inn®, Harvey Suites®, Hilton®, Hilton Suites®, Holiday Inn®, Holiday Inn & Suites®, Holiday Inn Express®, Holiday Inn Express & Suites®, Holiday Inn Select®, Sheraton®, Sheraton Suites®, Staybridge Suites®, Walt Disney World®, Worlds of Fun® and Westin®.
With the exception of historical information, the matters discussed in this supplement include “forward looking statements” within the meaning of the federal securities laws. Forward looking statements are not guarantees of future performance. Numerous risks and uncertainties, and the occurrence of future events, may cause actual results to differ materially from those currently anticipated. General economic conditions, including the anticipated continuation of the current economic recovery, the impact of U.S. military involvement in the Middle East and elsewhere, future acts of terrorism, the impact on the travel industry of increased fuel prices and increased security precautions, the impact that the bankruptcy of additional major air carriers may have on our revenues and receivables, the availability of capital, the ability to effect sales of non-strategic hotels at anticipated prices, and numerous other factors may affect our future results, performance and achievements. Certain of these risks and uncertainties are described in greater detail in our filings with the Securities and Exchange Commission. Although we believe our current expectations to be based upon reasonable assumptions, we can give no assurance that our expectations will be attained or that actual results will not differ materially.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
CORPORATE DATA
About the Company
     In 1994, FelCor Lodging Trust Incorporated went public as a real estate investment trust (REIT) with six hotels and a market capitalization of $120 million. At September 30, 2005, FelCor was one of the nation’s largest lodging REITs and the nation’s largest owner of full service, all-suite hotels. FelCor’s portfolio was comprised of 129 consolidated hotels, including 128 hotels in continuing operations and one hotel that was classified as “held for sale” and included in discontinued operations. For the 128 hotels included in continuing operations, the operating revenues and expenses are reflected in FelCor’s consolidated statements of operations because of our ownership interests of the operating lessees of these hotels. FelCor also owned 50% joint venture interests in five hotels whose operations were accounted for using the equity method. FelCor owned 68 full service, all-suite hotels, and was the largest owner of Embassy Suites Hotels and Doubletree Guest Suites hotels. FelCor’s portfolio also included 59 hotels in the upscale and full service segments. The Company’s hotels were located in 30 states and Canada. FelCor had a market capitalization of approximately $3.1 billion at September 30, 2005.
Strategy
FelCor’s hotels are generally managed by the brand owners such as Hilton Hotels Corporation, InterContinental Hotels Group, and Starwood Hotels & Resorts. FelCor is competitively positioned to deliver superior long-term stockholder returns through its strong management team, diversified upscale and full service hotels, and strategic brand manager alliances.
Stock and Debt Ratings

	Senior Unsecured Debt	Preferred Stock
Moody’s	B1	B3
Standard & Poors	B-	CCC
Stock Exchange Listing
Common Stock (NYSE: FCH)
$1.95 Series A Cumulative Convertible Preferred Stock (NYSE: FCHPRA)
8% Series C Cumulative Redeemable Preferred Stock (NYSE: FCHPRC)
Fiscal Year End
December 31
Number of employees
74
Corporate Headquarters
545 E. John Carpenter Frwy., Suite 1300
Irving, TX 75062
(972) 444-4900

Investor Relations Contact Stephen A. Schafer Vice President of Investor Relations (972) 444-4912 sschafer@felcor.com	Media Contact Monica L. Hildebrand Vice President of Communications (972) 444-4917 mhildebrand@felcor.com
Information Request
information@felcor.com

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Board of Directors
Donald J. McNamara, Chairman of the Board
Principal, The Hampstead Group
Thomas J. Corcoran, Jr.
President and Chief Executive Officer, FelCor Lodging Trust Incorporated
Melinda J. Bush, C.H.A.
Chairman and Chief Executive Officer, HRW Holdings, LLC
Richard S. Ellwood
Retired
Richard O. Jacobson
Chairman of the Board, Jacobson Warehouse Company, Inc.
David C. Kloeppel
Executive Vice President and Chief Financial Officer, Gaylord Entertainment Company
Charles A. Ledsinger, Jr.
President and Chief Executive Officer, Choice Hotels International
Robert H. Lutz, Jr.
President, RL Investments, Inc.
Robert A. Mathewson
President, RGC, Inc.
Michael D. Rose
Chairman, Gaylord Entertainment Company
Executive Officers
Thomas J. Corcoran, Jr., President and Chief Executive Officer
Richard A. Smith, Executive Vice President and Chief Financial Officer
Michael A. DeNicola, Executive Vice President and Chief Investment Officer
Lawrence D. Robinson, Executive Vice President, General Counsel and Secretary
Jack Eslick, Senior Vice President, Director of Asset Management
Lester C. Johnson, Senior Vice President, Controller and Principal Accounting Officer
June C. McCutchen, Senior Vice President, Director of Design and Construction
Larry J. Mundy, Senior Vice President, Director of Business Initiatives and Assistant General Counsel
Andrew J. Welch, Senior Vice President and Treasurer

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Equity Research Coverage

Firm	Analyst	Telephone
Deutsche Bank North America	Marc J. Falcone	(212) 469-7417

Green Street Advisors	John V. Arabia	(949) 640-8780

JPMorgan	Harry C. Curtis	(212) 622-6610

Legg Mason Wood Walker, Inc.	Rod F. Petrik	(410) 454-4131

Lehman Brothers	Felicia Kantor Hendrix	(212) 526-5562

Merrill Lynch	David W. Anders	(212) 449-2739

Prudential Equity Group, LLC	James W. Sullivan	(212) 778-2515

Smith Barney Citigroup	Michael J. Rietbrock	(212) 816-7777

UBS (US)	William B. Truelove	(212) 713-8825

Wachovia Securities	Jeffrey J. Donnelly	(617) 603-4262

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
FINANCIAL HIGHLIGHTS
Supplemental Financial Data
(in thousands, except per share information, ratios and percentages)

	September 30,	December 31,
Total Enterprise Value	2005	2004
Common shares outstanding	60,209	59,817
Units outstanding	2,763	2,788

Combined shares and units outstanding	62,972	62,605
Common stock price at end of period	$15.15	$14.65

Common equity capitalization	$954,026	$917,163
Series A preferred stock	309,362	309,362
Series B preferred stock	—	169,395
Series C preferred stock	169,412	—
Consolidated debt	1,708,642	1,767,122
Minority interest of consolidated debt	(8,171)	(5,618)
Pro rata share of unconsolidated debt	102,848	109,146
Cash and cash equivalents	(170,923)	(119,310)

Total enterprise value (TEV)	$3,065,196	$3,147,260

TEV per room(a)	$87	$84
Pro rata rooms owned	35,344	37,338

Dividends Per Share
Dividends declared (quarter ended):
Series A preferred stock	$0.4875	$0.4875
Series B preferred stock (depositary shares)	—	0.5625
Series C preferred stock (depositary shares)	0.5000	—

Selected Balance Sheet Data
Investment in hotels, at cost(b)	$3,870,303	$3,904,397
Total cash and cash equivalents	170,923	119,310
Total assets	3,277,980	3,317,658
Total debt	1,708,642	1,767,122
Total stockholders’ equity	1,314,768	1,330,323
Total stockholders equity less preferred equity	835,994	851,566
Book value per common share outstanding	13.88	14.24

(a)	Based on pro rata rooms owned.

(b)	Investment in hotels, at cost, is defined as consolidated hotel book value (after impairment charges but before accumulated depreciation).

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Revenues:
Hotel operating revenue:
Room	$256,721	$232,089	$748,519	$688,338
Food and beverage	40,123	39,960	127,993	124,176
Other operating departments	16,174	15,105	46,447	44,979
Retail space rental and other revenue	1,632	2,166	1,908	2,590

Total revenues	314,650	289,320	924,867	860,083

Expenses:
Hotel departmental expenses:
Room	67,307	63,166	193,581	183,633
Food and beverage	32,890	32,461	100,829	99,240
Other operating departments	8,208	7,451	23,282	22,232
Other property related costs	92,758	83,026	267,744	246,430
Management and franchise fees	16,100	15,355	47,087	44,712
Taxes, insurance and lease expense	31,792	28,389	94,359	87,006
Corporate expenses	4,839	3,787	14,108	11,529
Depreciation	30,390	28,533	89,534	83,943

Total operating expenses	284,284	262,168	830,524	778,725

Operating income	30,366	27,152	94,343	81,358
Interest expense, net	33,173	34,303	98,960	113,090
Charge-off of deferred financing costs	—	1,920	—	6,094
Impairment loss	569	—	569	—
Hurricane loss	2,309	2,125	2,309	2,125
Loss on early extinguishment of debt	—	10,987	—	39,233
Gain on swap termination	—	—	—	(1,005)

Loss before equity in income from unconsolidated entities, minority interests and gain on sale of assets	(5,685)	(22,183)	(7,495)	(78,179)
Equity in income from unconsolidated entities	3,260	12,019	8,229	15,692
Minority interests	963	260	1,938	3,285
Gain on sale of assets	344	1,094	733	1,094

Income (loss) from continuing operations	(1,118)	(8,810)	3,405	(58,108)
Discontinued operations	12,376	(28,175)	10,190	(31,249)

Net income (loss)	11,258	(36,985)	13,595	(89,357)
Preferred dividends	(9,829)	(9,343)	(29,729)	(25,039)
Issuance costs of redeemed preferred stock	(1,324)	—	(6,522)	—

Net income (loss) applicable to common stockholders	$105	$(46,328)	$(22,656)	$(114,396)

Basic and diluted per common share data:
Net loss from continuing operations	$(0.21)	$(0.31)	$(0.55)	$(1.41)

Net loss	$—	$(0.78)	$(0.38)	$(1.94)

Weighted average common shares outstanding	59,422	59,075	59,398	58,993

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Discontinued Operations
(in thousands)
     Included in discontinued operations are the results of operations of the 18 hotels disposed of in 2004, one hotel designated as held for sale at September 30, 2005, and 15 hotels disposed of in the first nine months of 2005. Condensed financial information for the hotels included in discontinued operations is as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Operating revenue	$4,881	$30,212	$29,655	$110,501
Operating expenses	3,924	29,421	28,516	110,474

Operating income	957	791	1,139	27
Direct interest costs, net	—	(1,037)	(963)	(3,108)
Impairment loss	—	(33,027)	(1,291)	(33,027)
Gain on early extinguishment of debt	2,538	—	2,538	—
Gain on sale of depreciable assets	9,449	3,058	9,235	2,116
Minority interests	(568)	2,040	(468)	2,743

Income (loss) from discontinued operations	12,376	(28,175)	10,190	(31,249)
Depreciation	123	2,646	2,261	7,277
Minority interest in FelCor LP	568	(1,318)	468	(1,462)
Interest expense, net of minority interest of other partnerships	—	1,041	967	1,716

EBITDA from discontinued operations	13,067	(25,806)	13,886	(23,718)
Gain on sale of assets	(9,449)	(3,058)	(9,235)	(2,116)
Impairment loss	—	33,027	1,291	33,027
Gain on early extinguishment of debt	(2,538)	—	(2,538)	—
Asset disposition costs	—	—	1,300	4,900

Adjusted EBITDA from discontinued operations	$1,080	$4,163	$4,704	$12,093

Non-GAAP Financial Measures
     We refer in this supplement to certain “non-GAAP financial measures.” These measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, are measures of our financial performance that are not calculated and presented in accordance with generally accepted accounting principles (“GAAP”). The following tables reconcile each of these non-GAAP measures to the most comparable GAAP financial measure. Immediately following the reconciliations, we include a discussion of why we believe these measures are useful supplemental measures of our performance and of the limitations upon such measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Non-GAAP Financial Measures (continued)
Reconciliation of Net Loss to FFO and Adjusted FFO
(in thousands, except per share and unit data)

	Three Months Ended September 30,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income (loss)	$11,258			$(36,985)
Preferred dividends	(9,829)			(9,343)
Issuance costs of redeemed preferred stock	(1,324)			—

Net income (loss) applicable to common stockholders	105	59,442	$—	(46,328)	59,075	$(0.78)
Depreciation from continuing operations	30,390	—	0.51	28,533	—	0.48
Depreciation from unconsolidated entities and discontinued operations	2,654	—	0.04	4,465	—	0.08
Loss (gain) on sale of depreciable assets	(9,449)	—	(0.16)	(3,058)	—	(0.05)
Minority interest in FelCor LP	5	2,773	(0.01)	(2,222)	2,903	(0.03)
Conversion of unvested restricted stock	—	620	—	—	—	—

FFO	23,705	62,835	0.38	(18,610)	61,978	(0.30)
Charge-off of deferred financing costs	—	—	—	1,920	—	0.03
Loss (gain) on early extinguishment of debt	(2,538)	—	(0.04)	10,987	—	0.18
Impairment loss	569	—	0.01	—	—	—
Impairment loss on discontinued operations	—	—	—	33,027	—	0.53
Issuance costs of redeemed preferred stock	1,324	—	0.02	—	—	—
Conversion of unvested restricted stock	—	—	—	—	405	—

Adjusted FFO	$23,060	62,835	$0.37	$27,324	62,383	$0.44

Reconciliation of Net Income (Loss) to FFO and Adjusted FFO
(in thousands, except per share data)

	Nine Months Ended September 30,
	2005			2004
			Per Share			Per Share
	Dollars	Shares	Amount	Dollars	Shares	Amount
Net income (loss)	$13,595			$(89,357)
Preferred dividends	(29,729)			(25,039)
Issuance costs of redeemed preferred stock	(6,522)			—

Net loss applicable to common stockholders	(22,656)	59,398	$(0.38)	(114,396)	58,993	$(1.94)
Depreciation from continuing operations	89,534	—	1.51	83,943	—	1.42
Depreciation from unconsolidated entities and discontinued operations	9,362	—	0.16	13,740	—	0.23
Gain on sale of depreciable assets	(9,624)	—	(0.16)	(2,116)	—	(0.04)
Minority interest in FelCor LP	(1,055)	2,783	(0.08)	(5,707)	2,989	(0.07)
Conversion of unvested restricted stock	—	543	—	—	—	—

FFO	65,561	62,724	1.05	(24,536)	61,982	(0.40)
Charge-off of deferred financing costs	—	—	—	6,094	—	0.10
Loss (gain) on early extinguishment of debt	(2,538)	—	(0.04)	39,233	—	0.63
Asset disposition costs	1,300	—	0.02	4,900	—	0.08
Impairment loss	569	—	0.01	—	—	—
Impairment loss on discontinued operations	1,291	—	0.02	33,027	—	0.54
Issuance costs of redeemed preferred stock	6,522	—	0.10	—	—	—
Gain on swap termination	—	—	—	(1,005)	—	(0.02)
Conversion of unvested restricted stock	—	—	—	—	306	—

Adjusted FFO	$72,705	62,724	$1.16	$57,713	62,288	$0.93

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Non-GAAP Financial Measures (continued)
Reconciliation of Net Income (Loss) to EBITDA, Adjusted EBITDA and Same-Store EBITDA
(in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Net income (loss)	$11,258	$(36,985)	$13,595	$(89,357)
Depreciation from continuing operations	30,390	28,533	89,534	83,943
Depreciation from unconsolidated entities and discontinued operations	2,654	4,465	9,362	13,740
Minority interest in FelCor Lodging LP	5	(2,222)	(1,055)	(5,707)
Interest expense	34,216	34,230	101,187	113,341
Interest expense from unconsolidated entities and discontinued operations	1,823	2,833	6,474	8,627
Amortization expense	820	593	2,171	1,615

EBITDA	$81,166	$31,447	$221,268	$126,202
Charge-off of deferred financing costs	—	1,920	—	6,094
Loss (gain) on early extinguishment of debt	(2,538)	10,987	(2,538)	39,233
Asset disposition costs	—	—	1,300	4,900
Gain on sale of depreciable assets	(9,449)	(3,058)	(9,624)	(2,116)
Gain on swap termination	—	—	—	(1,005)
Impairment loss	569	—	569	—
Impairment loss on discontinued operations	—	33,027	1,291	33,027

Adjusted EBITDA	$69,748	$74,323	$212,266	$206,335
Adjusted EBITDA from discontinued operations	(1,080)	(4,163)	(4,704)	(12,093)
Gain on development and sale of Margate condominiums	—	(10,856)	—	(10,856)
Gain on the sale of land	(344)	(1,094)	(344)	(1,094)

Same-Store EBITDA	$68,324	$58,210	$207,218	$182,292

Hotel Operating Profit and Hotel Operating Margin
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Total revenue	$314,650	$289,320	$924,867	$860,083
Retail space rental and other revenue	(1,632)	(2,166)	(1,908)	(2,590)

Hotel operating revenue	313,018	287,154	922,959	857,493
Hotel operating expenses	(249,055)	(229,848)	(726,882)	(683,253)

Hotel operating profit	$63,963	$57,306	$196,077	$174,240

Hotel operating margin	20.4%	20.0%	21.2%	20.3%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Non-GAAP Financial Measures (continued)
Hotel Operating Expense Composition
(dollars in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2005	2004	2005	2004
Hotel departmental expenses:
Room	$67,307	$63,166	$193,581	$183,633
Food and beverage	32,890	32,461	100,829	99,240
Other operating departments	8,208	7,451	23,282	22,232

Other property related costs:
Administrative and general	31,249	26,810	88,221	80,459
Marketing and advertising	26,471	24,234	79,584	74,191
Repairs and maintenance	17,114	15,676	51,010	47,461
Energy	17,924	16,306	48,929	44,319
Taxes, insurance and lease expense	31,792	28,389	94,359	87,006

Total other property related costs	124,550	111,415	362,103	333,436
Management and franchise fees	16,100	15,355	47,087	44,712

Hotel operating expenses	$249,055	$229,848	$726,882	$683,253

Reconciliation of total operating expense to hotel operating expense:
Total operating expenses	$284,284	$262,168	$830,524	$778,725
Corporate expenses	(4,839)	(3,787)	(14,108)	(11,529)
Depreciation	(30,390)	(28,533)	(89,534)	(83,943)

Hotel operating expenses	$249,055	$229,848	$726,882	$683,253

Supplemental information:
Compensation and benefits expense (included in hotel operating expenses)	$98,561	$93,842	$292,255	$279,819

     Substantially all of our non-current assets consist of real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminish predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to be helpful in evaluating a real estate company’s operations. These supplemental measures, including FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, are not measures of operating performance under GAAP. However, we consider these non-GAAP measures to be supplemental measures of a hotel REIT’s performance and should be considered along with, but not as an alternative to, net income as a measure of our operating performance.
FFO and EBITDA
     The White Paper on Funds From Operations approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), defines FFO as net income or loss (computed in accordance with GAAP), excluding gains or losses from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with standards established by NAREIT.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Non-GAAP Financial Measures (continued)
This may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.
     EBITDA is a commonly used measure of performance in many industries. We define EBITDA as net income or loss (computed in accordance with GAAP) plus interest expenses, income taxes, depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect EBITDA on the same basis.
Adjustments to FFO and EBITDA
       We adjust FFO and EBITDA when evaluating our performance because management believes that the exclusion of certain additional recurring and non-recurring items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted FFO, Adjusted EBITDA and Same-Store EBITDA, when combined with GAAP net income, EBITDA and FFO, is beneficial to an investor’s better understanding of our operating performance.
•	Gains and losses related to early extinguishment of debt and interest rate swaps — We exclude gains and losses related to early extinguishment of debt and interest rate swaps from FFO and EBITDA because we believe that it is not indicative of ongoing operating performance of our hotel assets. This also represents an acceleration of interest expense or a reduction of interest expense, and interest expense is excluded from EBITDA.

•	Impairment losses — We exclude the effect of impairment losses and gains or losses on disposition of assets in computing Adjusted FFO and Adjusted EBITDA because we believe that including these is not consistent with reflecting the ongoing performance of our remaining assets. Additionally, we believe that impairment charges and gains or losses on disposition of assets represent accelerated depreciation or excess depreciation, and depreciation is excluded from FFO by the NAREIT definition and from EBITDA.

•	Cumulative effect of a change in accounting principle — Infrequently, the Financial Accounting Standards Board promulgates new accounting standards that require the consolidated statements of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments in computing Adjusted FFO and Adjusted EBITDA because they do not reflect our actual performance for that period.
     In addition, to derive Adjusted EBITDA, we adjust EBITDA for gains or losses on the sale of assets because we believe that including them in EBITDA is not consistent with reflecting ongoing performance of our remaining assets. Additionally, the gain or loss on sale of depreciable assets represents either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Non-GAAP Financial Measures (continued)
     To derive Same-Store EBITDA, we make the same adjustments to EBITDA as for Adjusted EBITDA and, additionally, exclude EBITDA from discontinued operations and gains and losses on the disposition of non-hotel related assets.
Hotel Operating Profit and Operating Margin
     Hotel operating profit and operating margin are commonly used measures of performance in the hotel industry and give investors a more complete understanding of the operating results over which our individual hotels and operating managers have direct control. We believe that hotel operating profit and operating margin is useful to investors by providing greater transparency with respect to two significant measures used by us in our financial and operational decision-making. Additionally, using these measures facilitate comparisons with other hotel REITs and hotel owners. We present hotel operating profit and hotel operating margin by eliminating corporate-level expenses, depreciation and expenses related to our capital structure. We eliminate corporate-level costs and expenses because we believe property-level results provide investors with supplemental information with respect to the ongoing operating performance of our hotels and the effectiveness of management in running our business on a property-level basis. We eliminate depreciation and amortization, even though depreciation and amortization are property-level expenses, because we do not believe that these non-cash expenses, which are based on historical cost accounting for real estate assets and implicitly assumes that the value of real estate assets diminishes predictably over time, accurately reflect an adjustment in the value of our assets.
Use and Limitations of Non-GAAP Measures
     Our management and Board of Directors use FFO, Adjusted FFO, EBITDA, Adjusted EBITDA and Same-Store EBITDA to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. Same-Store EBITDA is used to provide investors with supplemental information as to the ongoing operating performance of our hotels without regard to those hotels sold or held for sale at the date of presentation. We use hotel operating margin in evaluating hotel-level performance and the operating efficiency of our hotel managers.
     The use of these non-GAAP financial measures have certain limitations. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin, as presented by us, may not be comparable to FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin as calculated by other real estate companies. These measures do not reflect certain expenses that we incurred and will incur, such as depreciation, interest and capital expenditures. Management compensates for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Non-GAAP Financial Measures (continued)
     These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. Neither should FFO, FFO per share, Adjusted FFO, Adjusted FFO per share, EBITDA, Adjusted EBITDA or Same-Store EBITDA be considered as measures of our liquidity or indicative of funds available for our cash needs, including our ability to make cash distributions. FFO per share does not measure, and should not be used as a measure of, amounts that accrue directly to the benefit of stockholders. FFO, Adjusted FFO, EBITDA, Adjusted EBITDA, Same-Store EBITDA, hotel operating profit and hotel operating margin reflect additional ways of viewing our operations that we believe when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Debt Summary
(dollars in thousands)
Debt Outstanding

	Encumbered	Interest Rate at		Maturity	Consolidated
	Hotels	September 30, 2005		Date	Debt
Promissory note	none	5.92		June 2016	$650
Senior unsecured term notes	none	7.63		October 2007	123,125
Senior unsecured term notes	none	9.00		June 2011	298,597
Senior unsecured term notes	none	7.79	(a)	June 2011	290,000

Total unsecured debt		8.27			712,372

Mortgage debt	9 hotels	6.52		July 2009 — 2014	104,586
Mortgage debt	6 hotels	5.74	(b)	August 2007	85,053
Mortgage debt	10 hotels	6.13	(b)	May 2006	142,008
Mortgage debt	15 hotels	7.24		Nov. 2007	125,017
Mortgage debt	7 hotels	7.32		April 2009	128,218
Mortgage debt	6 hotels	7.55		June 2009	66,768
Mortgage debt	8 hotels	8.70		May 2010	173,363
Mortgage debt	7 hotels	8.73		May 2010	133,809
Mortgage debt	1 hotel	6.77		August 2008	15,500
Mortgage debt	1 hotel	7.91		December 2007	10,523
Other	1 hotel	9.17		August 2011	5,423
Construction loan	—	5.76	(c)	October 2007	6,002

Total secured debt	71 hotels	7.36			996,270

Total		7.74%			$1,708,642

(a)	The stated interest rate on this debt is six month LIBOR (3.53% at September 30, 2005) plus 4.25%. We have swapped $100 million of this floating rate debt for a fixed rate of 7.80%. The resulting weighted average rate on these notes was 7.79% at September 30, 2005.

(b)	This debt has two, one-year extension options, subject to certain contingencies.

(c)	The Company has a $69.8 million recourse construction loan facility for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. The interest on this facility is currently based on LIBOR plus 225 basis points and is being capitalized as part of the cost of the project. The interest rate may be reduced to LIBOR plus 200 basis points when the project is 55% complete and upon satisfaction of certain other requirements.

Fixed interest rate debt to total debt	74.6%
Weighted average maturity of debt	5	years
Secured debt to total assets	30.2%

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Debt Summary (continued)
At September 30, 2005, future scheduled principal payments on outstanding debt are as follows (in thousands):

	Secured		Unsecured
Year	Debt		Debt	Total
2005	$4,911		$—	$4,911
2006	160,302	(a)	—	160,302
2007	147,848		125,000	272,848
2008	39,377		—	39,377
2009 and thereafter	644,211		590,650	1,234,861
Premium/(discount)	(379)		(3,278)	(3,657)

Total debt	$996,270		$712,372	$1,708,642

(a)	Included is a $145 million non-recourse mortgage loan maturing in 2006, that has two, one-year extension options, subject to certain contingencies.
     At September 30, 2005, we had unconsolidated 50 percent investments in ventures that owned an aggregate of 19 hotels. These ventures had approximately $206 million of non-recourse mortgage debt, all of which is secured by hotel assets. Our pro rata share of this non-recourse debt is $103 million.
Financing transactions in 2005:
     In April 2005, we completed the issuance of 5.4 million depositary shares representing our 8% Series C Preferred Stock, with gross proceeds of $135.0 million. The gross proceeds were used to redeem a like number of depositary shares representing our 9% Series B Preferred Stock. In September 2005, we completed the issuance of an additional 1.4 million depositary shares representing our 8% Series C Preferred Stock with gross proceeds of $34.4 million, which were used to redeem the remainder of our Series B Preferred Stock. In the second and third quarter of 2005, we recorded a reduction in net income available to common shareholders of $5.2 million and $1.3 million, respectively, for the original issuance cost of the Series B Preferred Stock. These preferred stock transactions will reduce preferred dividends by approximately $1.6 million annually.
     In 2005, we obtained a $69.8 million recourse construction loan for the development of a 184-unit condominium project in Myrtle Beach, South Carolina. Through September 30, 2005, we have made draws of $6.0 million on this loan.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
PORTFOLIO DATA
Portfolio Distribution at September 30, 2005
(125(a) consolidated hotels included in continuing operations, same store basis)

				% of 2004 Hotel
			% of	Operating
Brand	Hotels	Rooms	Total Rooms	Profit(b)
Embassy Suites Hotels	54	13,550	38%	53%
Holiday Inn-branded	32	10,770	31	21
Sheraton-branded	10	3,269	9	10
Doubletree-branded	10	2,206	6	6
Crowne Plaza	12	4,025	11	5
Other	7	1,811	5	5

			% of	% of 2004 Hotel
Top Markets	Hotels	Rooms	Total Rooms	Operating Profit
Atlanta	10	3,060	9%	9%
Dallas	12	3,586	10	6
Los Angeles Area	6	1,435	4	5
Orlando	6	2,219	6	5
Boca Raton/Ft. Lauderdale	4	1,118	3	5
Minneapolis	4	955	3	4
Philadelphia	3	1,174	3	3
San Diego	1	600	2	3
Phoenix	3	798	2	3
San Antonio	4	1,188	3	3
Northern New Jersey	3	757	2	3
Chicago	4	1,239	3	3
San Francisco Bay Area	8	2,690	8	3
Houston	4	1,403	4	3
Washington, D.C.	1	437	1	3

			% of	% of 2004 Hotel
Top Four States	Hotels	Rooms	Total Rooms	Operating Profit
California	19	5,536	16%	16%
Texas	25	7,344	21	14
Florida	15	4,937	14	12
Georgia	12	3,414	10	10

			% of	% of 2004 Hotel
Location	Hotels	Rooms	Total Rooms	Operating Profit
Suburban	57	14,335	40%	40%
Urban	29	9,322	26	24
Airport	26	8,182	23	23
Resort	12	3,544	10	13
Interstate	1	248	1	0

			% of	% of 2004 Hotel
Segment	Hotels	Rooms	Total Rooms	Operating Profit
Upscale all-suite	67	16,416	46%	60%
Full service	33	10,934	31	21
Upscale	23	7,843	22	17
Limited service	2	438	1	1

(a)	We have excluded two New Orleans hotels that were closed in September 2005 and one Florida hotel that was closed in September 2004, all as result of hurricane damage.

(b)	Hotel operating profit is more fully described on page 13 of this supplement.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Detailed Operating Statistics by Brand
(125(a) consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	%Variance	2005	2004	% Variance
Embassy Suites Hotels	75.1	71.7	4.7	74.1	71.4	3.9
Holiday Inn-branded hotels	71.7	69.9	2.5	68.4	67.5	1.3
Sheraton-branded hotels	67.1	64.2	4.6	65.4	64.8	1.0
Doubletree-branded hotels	71.6	66.3	8.0	69.6	68.3	1.9
Crowne Plaza hotels	71.5	66.6	7.3	68.4	64.5	6.0
Other hotels	65.0	61.0	6.7	61.2	59.5	2.1

Total hotels	72.2	69.0	4.6	70.0	68.1	2.9

	ADR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Variance	2005	2004	% Variance
Embassy Suites Hotels	120.79	115.59	4.5	122.02	116.61	4.6
Holiday Inn-branded hotels	88.73	82.23	7.9	86.95	81.84	6.2
Sheraton-branded hotels	106.06	97.70	8.6	108.30	97.36	11.2
Doubletree-branded hotels	105.57	102.75	2.7	109.96	103.90	5.8
Crowne Plaza hotels	100.16	94.02	6.5	98.26	93.22	5.4
Other hotels	103.29	97.79	5.6	99.46	93.61	6.2

Total hotels	105.87	99.94	5.9	106.12	100.18	5.9

	RevPAR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Variance	2005	2004	% Variance
Embassy Suites Hotels	90.70	82.93	9.4	90.47	83.22	8.7
Holiday Inn-branded hotels	63.60	57.48	10.7	59.51	55.28	7.6
Sheraton-branded hotels	71.21	62.70	13.6	70.82	63.05	12.3
Doubletree-branded hotels	75.58	68.11	11.0	76.58	70.98	7.9
Crowne Plaza hotels	71.56	62.58	14.4	67.16	60.10	11.8
Other hotels	67.19	59.64	12.7	60.85	56.11	8.4

Total hotels	76.43	68.98	10.8	74.31	68.18	9.0

(a)	We have excluded two New Orleans hotels that were closed in September 2005 and one Florida hotel that was closed in September 2004, all as result of hurricane damage.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Detailed Operating Statistics for FelCor’s Top Markets
(125(a) consolidated hotels included in continuing operations, same store basis)

	Occupancy (%)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	75.5	74.7	1.1	72.4	69.9	3.6
Dallas	53.8	49.0	9.7	52.8	51.6	2.3
Los Angeles Area	80.5	74.0	8.8	75.8	72.9	3.9
Orlando	69.3	78.5	(11.6)	74.9	77.9	(3.9)
Boca Raton/Ft. Lauderdale	74.6	75.9	(1.7)	81.7	79.9	2.1
Minneapolis	79.7	77.8	2.5	73.6	70.0	5.2
Philadelphia	74.7	71.5	4.4	72.3	66.9	8.1
San Diego	88.2	83.8	5.3	84.6	84.5	0.1
Phoenix	64.5	61.9	4.3	73.6	71.6	2.8
San Antonio	80.0	74.5	7.4	77.1	72.2	6.8
Northern New Jersey	69.8	65.5	6.6	70.7	67.2	5.2
Chicago	79.3	73.2	8.4	74.0	70.6	4.7
San Francisco Bay Area	80.6	73.1	10.2	72.0	67.5	6.7
Houston	71.5	62.8	13.8	71.3	69.5	2.6
Washington, D.C.	76.1	76.3	(0.2)	75.5	75.0	0.6

	ADR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	90.88	86.06	5.6	91.04	87.00	4.6
Dallas	91.94	91.15	0.9	93.84	90.87	3.3
Los Angeles Area	122.59	115.59	6.0	118.32	111.43	6.2
Orlando	77.63	70.50	10.1	85.75	76.39	12.3
Boca Raton/Ft. Lauderdale	102.24	93.98	8.8	129.19	114.48	12.9
Minneapolis	134.88	129.79	3.9	127.53	124.89	2.1
Philadelphia	114.12	108.22	5.5	114.65	105.57	8.6
San Diego	128.40	119.73	7.2	129.92	119.72	8.5
Phoenix	98.04	90.70	8.1	120.43	111.89	7.6
San Antonio	88.52	82.28	7.6	88.73	84.76	4.7
Northern New Jersey	137.98	133.94	3.0	137.31	135.00	1.7
Chicago	120.22	109.05	10.3	113.81	104.51	8.9
San Francisco Bay Area	120.95	115.70	4.5	115.93	112.89	2.7
Houston	74.38	66.92	11.1	72.39	69.84	3.7
Washington, D.C.	141.80	121.25	16.9	145.80	124.92	16.7

	RevPAR ($)
	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	% Variance	2005	2004	% Variance
Atlanta	68.62	64.30	6.7	65.93	60.85	8.4
Dallas	49.43	44.68	10.6	49.56	46.90	5.7
Los Angeles Area	98.72	85.55	15.4	89.67	81.28	10.3
Orlando	53.83	55.33	(2.7)	64.19	59.52	7.8
Boca Raton/Ft. Lauderdale	76.32	71.33	7.0	105.50	91.52	15.3
Minneapolis	107.51	100.93	6.5	93.87	87.38	7.4
Philadelphia	85.20	77.40	10.1	82.89	70.57	17.4
San Diego	113.30	100.38	12.9	109.94	101.18	8.7
Phoenix	63.27	56.11	12.8	88.59	80.10	10.6
San Antonio	70.86	61.34	15.5	68.43	61.20	11.8
Northern New Jersey	96.37	87.77	9.8	97.07	90.71	7.0
Chicago	95.39	79.84	19.5	84.18	73.82	14.0
San Francisco Bay Area	97.43	84.54	15.2	83.43	76.15	9.6
Houston	53.18	42.06	26.4	51.60	48.52	6.4
Washington, D.C.	107.89	92.47	16.7	110.02	93.73	17.4

(a)	We have excluded two New Orleans hotels that were closed in September 2005 and one Florida hotel that was closed in September 2004, all as result of hurricane damage.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Other Performance Statistics
(Consolidated hotels included in continuing operations, for period presented)

	Occupancy	ADR	RevPAR
Variance to Prior Year	% Variance	% Variance	% Variance
2003:
First Quarter	(1.2)	(4.1)	(5.3)
Second Quarter	(3.0)	(4.8)	(7.6)
Third Quarter	0.3	(2.7)	(2.4)
Fourth Quarter	0.6	(2.3)	(1.7)

Year 2003	(0.6)	(3.8)	(4.4)

2004:
First Quarter	5.2	(0.7)	4.4
Second Quarter	5.5	1.7	7.3
Third Quarter	1.9	2.7	4.6
Fourth Quarter	0.9	2.9	3.9

Year 2004	3.1	1.7	4.9

2005:
January	1.9	5.1	7.1
February	0.8	6.2	7.0
March	0.4	5.2	5.7
First Quarter	1.0	5.6	6.7

April	6.3	5.4	12.0
May	2.1	6.2	8.5
June	2.6	5.5	8.3
Second Quarter	3.7	5.7	9.6

July	1.7	6.3	8.1
August	4.6	6.1	11.0
September	8.2	6.1	14.8
Third Quarter	4.6	5.9	10.8

Estimated October 2005			11.0

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Hotel Portfolio Information
Pro Rata Share of Rooms Owned

		Room Count at
	Hotels	September 30, 2005
Consolidated hotels in continuing operations	128	36,877
Hotel held for sale	1	406
Unconsolidated hotel operations	5	761

Total hotels owned	134	38,044
50% joint ventures	19	(2,116)
60% joint ventures	2	(377)
75% joint ventures	1	(53)
90% joint ventures	6	(144)
97% joint venture	1	(10)

Total joint venture owned rooms		(2,700)

Pro rata share of rooms owned		35,344

Sale Hotels
     At September 30, 2005, we included in continuing operations 11 hotels that we are actively marketing for sale. The composition, by brand, of the 11 sale hotels is as follows: Holiday Inn-branded (6), Doubletree branded (2) Embassy Suites Hotel (2), and Hampton Inn (1).
Operating statistics for our consolidated portfolio of 125(a) hotels included in continuing operations:

	Three Months Ended September 30,			Nine Months Ended September 30,
	2005	2004	%Variance	2005	2004	% Variance
Sale Hotels (11 hotels)
Occupancy (%)	62.2	61.8	0.6	60.9	59.4	2.4
ADR ($)	80.74	75.74	6.6	78.39	74.36	5.4
RevPAR ($)	50.19	46.81	7.2	47.73	44.20	8.0

Core Hotels (114 hotels)
Occupancy (%)	73.2	69.7	4.9	70.9	68.9	2.9
ADR ($)	107.92	102.00	5.8	108.40	102.32	6.0
RevPAR ($)	78.95	71.11	11.0	76.86	70.48	9.1

(a)	We have excluded two New Orleans hotels that were closed in September 2005 and one Florida hotel that was closed in September 2004, all as result of hurricane damage.
     When comparing operating margins for the three months ended September 30, 2005 to the same period in the prior year, the margins for our sale hotels decreased 129 basis points, while the margins for the remainder of our hotels in continuing operations increased 58 basis points. When comparing operating margins for the nine months ended September 30, 2005 to the same period in the prior year, the margins for our sale hotels increased 28 basis points, while the margins for the remainder of our hotels in continuing operations increased 96 basis points.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Hotel Portfolio Information (continued)
Capital Expenditures (dollars in thousands)

	Three Months Ended	Nine Months Ended	Year Ended
	September 30, 2005	September 30, 2005	December 31, 2004
Consolidated hotels:
Improvements and additions to hotels	$26,782	$76,819	$95,833
% of total revenue	8.4%	7.9%	7.6%

Unconsolidated hotels (pro rata share):
Improvements and additions to hotels	$2,388	$5,210	$6,359
% of total revenue	11.6%	8.9%	4.3%
     As of September 30, 2005, we have incurred $9.3 million of capital expenditures associated with our condominium development project in Myrtle Beach, South Carolina.
Portfolio Changes in 2005
Hotel Sales:

			Total Gross Sales
	Date		Price Per Quarter
Property	Sold	Rooms	(in millions)
Hotels sold during the quarter ended March 31, 2005:
Salt Lake City, UT — Holiday Inn	Jan 2005	191	$1.2

Hotels sold during the quarter ended June 30, 2005:
Olive Branch, MS — Whispering Woods Hotel & Conference Center	Apr 2005	181
Moline, IL — Holiday Inn	May 2005	216
Moline, IL — Holiday Inn Express	May 2005	110

		507	$12.3

Hotels sold during the quarter ended September 30, 2005:
Jackson, MS — Holiday Inn	July 2005	222
Waco, TX — Holiday Inn	Aug 2005	170
St. Louis, MO — Embassy Suites Downtown	Sept 2005	297

		689	$44.1

Total sales during nine months ended September 30, 2005		1,387	$57.6

Other Dispositions:
•	In second quarter 2005, five of eight limited service hotels owned by a consolidated joint venture were surrendered to their non-recourse mortgage holders. The three remaining hotels were surrendered to their non-recourse mortgage holder in the third quarter 2005.

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Hotel Portfolio Listing
(as of September 30, 2005)

	State	Rooms	% Owned(a)	Brand
Consolidated Continuing Operations
Birmingham(b)	AL	242		Embassy Suites Hotel
Montgomery — East I-85(b)	AL	210		Holiday Inn
Phoenix — Biltmore(b)	AZ	232		Embassy Suites Hotel
Phoenix Crescent Hotel(b)	AZ	342		Sheraton
Phoenix Tempe(b)	AZ	224		Embassy Suites Hotel
Dana Point — Doheny Beach	CA	195		Doubletree Guest Suites
Irvine — Orange County Airport (Newport Beach)	CA	335		Crowne Plaza
Los Angeles — Anaheim (Located near Disneyland Park)(b)	CA	222		Embassy Suites Hotel
Los Angeles — Covina/I-10(b)	CA	202	50%	Embassy Suites Hotel
Los Angeles — El Segundo — International Airport — South	CA	349	97%	Embassy Suites Hotel
Milpitas — Silicon Valley(b)	CA	266		Embassy Suites Hotel
Milpitas — San Jose-North (Milpitas — Silicon Valley)	CA	305		Crowne Plaza
Napa Valley(b)	CA	205		Embassy Suites Hotel
Oxnard — Mandalay Beach Resort & Conference Center(b)	CA	248		Embassy Suites Hotel
Palm Desert — Palm Desert Resort(b)	CA	198		Embassy Suites Hotel
Pleasanton (San Ramon Area)	CA	244		Crowne Plaza
San Diego — On the Bay	CA	600		Holiday Inn
San Francisco — Burlingame Airport	CA	340		Embassy Suites Hotel
San Francisco — South San Francisco Airport(b)	CA	312		Embassy Suites Hotel
San Francisco — Fisherman’s Wharf	CA	585		Holiday Inn
San Francisco — Union Square	CA	403		Crowne Plaza
San Rafael — Marin County/Conference Center(b)	CA	235	50%	Embassy Suites Hotel
Santa Barbara — Goleta(b)	CA	160		Holiday Inn
Santa Monica — Beach at the Pier	CA	132		Holiday Inn
Denver — Aurora(b)	CO	248	90%	Doubletree
Stamford	CT	380		Holiday Inn Select
Wilmington(b)	DE	244	90%	Doubletree
Boca Raton(b)	FL	263		Embassy Suites Hotel
Cocoa Beach — Oceanfront	FL	500		Holiday Inn
Deerfield Beach — Boca Raton/Deerfield Beach Resort(b)	FL	244		Embassy Suites Hotel
Ft. Lauderdale - 17th Street(b)	FL	358		Embassy Suites Hotel
Ft. Lauderdale — Cypress Creek(b)	FL	253		Sheraton Suites
Jacksonville — Baymeadows(b)	FL	277		Embassy Suites Hotel
Miami — International Airport(b)	FL	316		Embassy Suites Hotel
Miami — International Airport (LeJeune Center)	FL	304		Crowne Plaza
Orlando — International Airport(b)	FL	288		Holiday Inn Select
Orlando — International Drive — Resort(b)	FL	651		Holiday Inn
Orlando — International Drive South/Convention Center(b)	FL	244		Embassy Suites Hotel
Orlando — Nikki Bird (Maingate — Walt Disney World Area)	FL	530		Holiday Inn
Orlando — (North)	FL	277		Embassy Suites Hotel
Orlando — Walt Disney World Resort(b)	FL	229		Doubletree Guest Suites

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Hotel Portfolio Listing
(as of September 30, 2005)

	State	Rooms	% Owned(a)	Brand
Tampa — On Tampa Bay(b)	FL	203		Doubletree Guest Suites
Atlanta — Airport(b)	GA	378		Crowne Plaza
Atlanta — Airport(b)	GA	232		Embassy Suites Hotel
Atlanta — Airport-North(b)	GA	493		Holiday Inn
Atlanta — Buckhead(b)	GA	317		Embassy Suites Hotel
Atlanta — Galleria(b)	GA	278		Sheraton Suites
Atlanta — Gateway — Atlanta Airport	GA	395		Sheraton
Atlanta — Perimeter — Dunwoody(b)	GA	250		Holiday Inn Select
Atlanta — Perimeter Center(b)	GA	241	50%	Embassy Suites Hotel
Atlanta — Powers Ferry(b)	GA	296		Crowne Plaza
Atlanta — South (I-75 & US 41) (b)	GA	180		Holiday Inn
Brunswick(b)	GA	130		Embassy Suites Hotel
Columbus — North (I-185 at Peachtree Mall)	GA	224		Holiday Inn
Davenport	IA	288		Holiday Inn
Chicago — The Allerton	IL	443		Crowne Plaza
Chicago — Lombard/Oak Brook(b)	IL	262	50%	Embassy Suites Hotel
Chicago — Northshore/Deerfield (Northbrook) (b)	IL	237		Embassy Suites Hotel
Chicago O’Hare Airport(b)	IL	297		Sheraton Suites
Indianapolis — North(b)	IN	221	75%	Embassy Suites Hotel
Kansas City — Overland Park(b)	KS	199	50%	Embassy Suites Hotel
Lexington(b)	KY	155		Sheraton Suites
Lexington — Lexington Green(b)	KY	174		Hilton Suites
Baton Rouge(b)	LA	223		Embassy Suites Hotel
New Orleans(b)	LA	372		Embassy Suites Hotel
New Orleans — French Quarter(b)	LA	374		Holiday Inn
Boston — Government Center	MA	303		Holiday Inn Select
Boston — Marlborough(b)	MA	229		Embassy Suites Hotel
Baltimore — BWI Airport(b)	MD	251	90%	Embassy Suites Hotel
Troy — North (Auburn Hills) (b)	MI	251	90%	Embassy Suites Hotel
Bloomington(b)	MN	219		Embassy Suites Hotel
Minneapolis — Airport(b)	MN	310		Embassy Suites Hotel
Minneapolis — Downtown	MN	216		Embassy Suites Hotel
St. Paul — Downtown(b)	MN	210		Embassy Suites Hotel
Kansas City — NE I-435 North (At Worlds of Fun)(b)	MO	165		Holiday Inn
Kansas City — Plaza(b)	MO	266	50%	Embassy Suites Hotel
Charlotte(b)	NC	274	50%	Embassy Suites Hotel
Charlotte SouthPark	NC	208		Doubletree Guest Suites
Raleigh(b)	NC	203		Doubletree Guest Suites
Raleigh — Crabtree(b)	NC	225	50%	Embassy Suites Hotel
Omaha — Central	NE	187		Doubletree Guest Suites
Omaha — Central	NE	129		Hampton Inn
Omaha — Central (I-80)	NE	383		Holiday Inn
Omaha — Old Mill(b)	NE	223		Crowne Plaza
Parsippany(b)	NJ	274	50%	Embassy Suites Hotel
Piscataway — Somerset(b)	NJ	222		Embassy Suites Hotel
Secaucus — Meadowlands(b)	NJ	261	50%	Embassy Suites Hotel

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Hotel Portfolio Listing
(as of September 30, 2005)

	State	Rooms	% Owned(a)	Brand
Cleveland — Downtown	OH	268		Embassy Suites Hotel
Tulsa — I-44(b)	OK	244		Embassy Suites Hotel
Philadelphia — Center City	PA	445		Crowne Plaza
Philadelphia — Historic District(b)	PA	364		Holiday Inn
Philadelphia — Society Hill(b)	PA	365		Sheraton
Pittsburgh — At University Center (Oakland)(b)	PA	251		Holiday Inn Select
Charleston — Mills House (Historic Downtown)(b)	SC	214		Holiday Inn
Myrtle Beach — At Kingston Plantation	SC	255		Embassy Suites Hotel
Myrtle Beach Resort	SC	385		Hilton
Knoxville — Central At Papermill Road(b)	TN	240		Holiday Inn
Nashville — Airport/Opryland Area	TN	296		Embassy Suites Hotel
Nashville — Opryland/Airport (Briley Parkway)	TN	382		Holiday Inn Select
Amarillo — I-40	TX	248		Holiday Inn
Austin(b)	TX	189	90%	Doubletree Guest Suites
Austin — North(b)	TX	260	50%	Embassy Suites Hotel
Austin — Town Lake (Downtown Area)(b)	TX	320		Holiday Inn
Corpus Christi(b)	TX	150		Embassy Suites Hotel
Dallas	TX	295		Crowne Plaza Suites
Dallas — At Campbell Centre	TX	300	90%	Doubletree
Dallas — DFW International Airport-North(b)	TX	164		Harvey Suites
Dallas — DFW International Airport-South(b)	TX	305		Embassy Suites Hotel
Dallas — Love Field(b)	TX	248		Embassy Suites Hotel
Dallas — Market Center(b)	TX	354		Crowne Plaza
Dallas — Market Center(b)	TX	244		Embassy Suites Hotel
Dallas — Park Central	TX	438	60%	Sheraton
Dallas — Park Central	TX	536	60%	Westin
Dallas — Park Central	TX	114		Staybridge Suites
Dallas — Park Central Area(b)	TX	279		Embassy Suites Hotel
Dallas — West End/Convention Center	TX	309		Hampton Inn
Houston — Greenway Plaza Area(b)	TX	355		Holiday Inn Select
Houston — I-10 West & Hwy. 6 (Park 10 Area)	TX	349		Holiday Inn Select
Houston — Intercontinental Airport(b)	TX	415		Holiday Inn
Houston — Medical Center(b)	TX	284		Holiday Inn & Suites
San Antonio — Downtown (Market Square)	TX	314		Holiday Inn
San Antonio — International Airport(b)	TX	261	50%	Embassy Suites Hotel
San Antonio — International Airport(b)	TX	397		Holiday Inn Select
San Antonio — N.W. I-10(b)	TX	216	50%	Embassy Suites Hotel
Burlington Hotel & Conference Center(b)	VT	309		Sheraton
Vienna — At Tysons Corner(b)	VA	437	50%	Sheraton

Canada
Toronto — Airport	Ontario	445		Holiday Inn Select
Toronto — Yorkdale	Ontario	370		Holiday Inn

FelCor Lodging Trust Incorporated
Supplemental Information
Three and Nine Months Ended September 30, 2005
Hotel Portfolio Listing
(as of September 30, 2005)

	State	Rooms	% Owned(a)	Brand
Hotel Held for Sale
Tampa — Busch Gardens	FL	406		Holiday Inn

Unconsolidated Operations
Hays(b)	KS	114	50%	Hampton Inn
Hays(b)	KS	191	50%	Holiday Inn
Salina(b)	KS	192	50%	Holiday Inn
Salina — I-70(b)	KS	93	50%	Holiday Inn Express & Suites
New Orleans — Chateau LeMoyne (In French Quarter/Historic Area)(b)	LA	171	50%	Holiday Inn

(a)	We own 100% of the real estate interests unless otherwise noted.

(b)	This hotel is encumbered by mortgage debt or capital lease obligation.